EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF ODENZA CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Odenza Corp. for the quarter ended April 30, 2020, the undersigned, Leung Chi Ping, President and Chief Executive Officer, Chief Financial Officer and Chairman of Board of Directors of Odenza Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended April 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended April 30, 2020 fairly presents, in all material respects, the financial condition and results of operations of Odenza Corp.

Date: May 28, 2021	By:	/s/ Leung Chi Ping
Leung Chi Ping
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)